Exhibit 99.Section 19(a)

EXHIBIT 4: SECTION 19(a) NOTICE TO FUND’S SHAREHOLDERS

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date:   June 29, 2018

Distribution Amount Per Common Share:     $0.1125

The following table sets forth the estimated amounts of the current distribution, paid June 29, 2018, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital.  A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you.  A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date(1)	Fiscal Year to Date(1)
Net Investment Income	$0.0170	15%	$0.2627	26%
Net Realized ST Cap Gains	$0.0112	10%	$0.2066	20%
Net Realized LT Cap Gains	$0.0000	0%	$0.0020	0%
Return of Capital or Other Capital Source	$0.0843	75%	$0.5412	54%
TOTAL (per common share):	$0.1125	100%	$1.0125	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through May 31, 2018(2)	7.57%
Annualized current distribution rate expressed as a percentage of NAV as of May 31, 2018	7.25%
Cumulative total return at NAV for the fiscal year, through May 31, 2018(3)	-2.45%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as May 31, 2018(1)	5.43%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $43,057,839, of which $30,237,097 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)   The Fund’s current fiscal year began on October 1, 2017.

(2)   Inception date was July 29, 2014, which is the date of the initial public offering.

(3)   Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2017 through May 31, 2018.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date:   July 31, 2018

Distribution Amount Per Common Share:                $0.1125

The following table sets forth the estimated amounts of the current distribution, paid July 31, 2018, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital.  A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you.  A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date(1)	Fiscal Year to Date(1)
Net Investment Income	$0.0044	4%	$0.2671	24%
Net Realized ST Cap Gains	$0.0000	0%	$0.2066	18%
Net Realized LT Cap Gains	$0.0000	0%	$0.0020	0%
Return of Capital or Other Capital Source	$0.1081	96%	$0.6493	58%
TOTAL (per common share):	$0.1125	100%	$1.1250	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through June 30, 2018(2)	8.04%
Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2018	7.13%
Cumulative total return at NAV for the fiscal year, through June 30, 2018(3)	-0.17%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as June 30, 2018(1)	5.94%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $66,579,534, of which $54,199,113 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2017.

(2)         Inception date was July 29, 2014, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2017 through June 30, 2018.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date:   August 31, 2018

Distribution Amount Per Common Share:                $0.1125

The following table sets forth the estimated amounts of the current distribution, paid August 31, 2018, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you.  A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date(1)	Fiscal Year to Date(1)
Net Investment Income	$0.0145	13%	$0.2816	23%
Net Realized ST Cap Gains	$0.0452	40%	$0.2518	20%
Net Realized LT Cap Gains	$0.0528	47%	$0.0548	4%
Return of Capital or Other Capital Source	$0.0000	0%	$0.6493	53%
TOTAL (per common share):	$0.1125	100%	$1.2375	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through July 31, 2018(2)	9.55%
Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2018	6.74%
Cumulative total return at NAV for the fiscal year, through July 31, 2018(3)	6.25%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as July 31, 2018(1)	6.18%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $105,469,518, of which $87,081,162 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2017.

(2)         Inception date was July 29, 2014, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2017 through July 31, 2018.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date:   September 28, 2018

Distribution Amount Per Common Share:                $0.1125

The following table sets forth the estimated amounts of the current distribution, paid September 28, 2018, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date(1)	Fiscal Year to Date(1)
Net Investment Income	$0.0037	3%	$0.2853	21%
Net Realized ST Cap Gains	$0.0802	71%	$0.3320	25%
Net Realized LT Cap Gains	$0.0243	22%	$0.0791	6%
Return of Capital or Other Capital Source	$0.0043	4%	$0.6536	48%
TOTAL (per common share):	$0.1125	100%	$1.3500	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through August 31, 2018(2)	10.79%
Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2018	6.43%
Cumulative total return at NAV for the fiscal year, through August 31, 2018(3)	12.11%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as August 31, 2018(1)	6.43%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $121,258,331, of which $69,735,899 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2017.

(2)         Inception date was July 29, 2014, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2017 through August 31, 2018.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date:   October 31, 2018

Distribution Amount Per Common Share:                                                                $0.1125

The following table sets forth the estimated amounts of the current distribution, paid October 31, 2018, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital.  A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you.  A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage Breakdown	Total Cumulative	Percentage Breakdown of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date(1)	Fiscal Year to Date(1)
Net Investment Income	$0.0000	0%	$0.0000	0%
Net Realized ST Cap Gains	$0.0068	6%	$0.0068	6%
Net Realized LT Cap Gains	$0.0561	50%	$0.0561	50%
Return of Capital or Other Capital Source	$0.0496	44%	$0.0496	44%
TOTAL (per common share):	$0.1125	100%	$0.1125	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through September 30, 2018(2)	10.85%
Annualized current distribution rate expressed as a percentage of NAV as of September 30, 2018	6.40%
Cumulative total return at NAV for the fiscal year, through September 30, 2018(3)	13.32%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as September 30, 2018(1)	0.53%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $9,885,771, of which $9,260,179 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2018.

(2)         Inception date was July 29, 2014, which is the date of the initial public offering.

(3)         Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2017 through September 30, 2018.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: November 30, 2018

Distribution Amount Per Common Share:            $0.1125

The following table sets forth the estimated amounts of the current distribution, paid November 30, 2018, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date(1)	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date(1)
Net Investment Income	$0.0045	4%	$0.0045	2%
Net Realized ST Cap Gains	$0.0000	0%	$0.0068	3%
Net Realized LT Cap Gains	$0.0096	9%	$0.0657	29%
Return of Capital or Other Capital Source	$0.0984	87%	$0.1480	66%
TOTAL (per common share):	$0.1125	100%	$0.2250	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from inception through October 31, 2018(2)	8.59%
Annualized current distribution rate expressed as a percentage of NAV as of October 31, 2018	6.97%
Cumulative total return at NAV for the fiscal year, through October 31, 2018(3)	-7.61%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as October 31, 2018(1)	1.16%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized losses on sale of securities is $22,477,678, of which $26,178,075 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(1)         The Fund’s current fiscal year began on October 1, 2018.

(2)         Inception date was July 29, 2014, which is the date of the initial public offering.

(3)   Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2018 through October 31, 2018.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577